Exhibit 10.4

EXHIBIT A-1

FUNDING NOTICE

Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower Representative”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and the Borrower Representative, each a “Borrower” and collectively the “Borrowers”) the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Pursuant to Section[s] [2.1(b)] [and] [2.2(b)] of the Credit Agreement, Borrower Representative desires that Lenders make the following Credit Extension[s] to Company in accordance with the applicable terms and conditions of the Credit Agreement on [mm/dd/yyyy] (the “Credit Date”):

1.	Revolving Loans

	☐	Base Rate Loans:	$[ , , ]

	☐	Eurodollar Rate Loans, with an Initial Interest Period of Month(s):	$[ , , ]

3.	Swing Line Loans:		$[ , , ]

Borrower Representative (for itself and on behalf of the other Borrowers) hereby certifies that:

(i) the Credit Extension[s] requested herein [comply] [complies] with the provisions of Section[s] [2.1] [and] [2.2]; and

(ii) the conditions specified in Section 3.2 have been satisfied on and as of the Credit Date.

Date: [mm/dd/yyyy]	DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

A-1-1

EXHIBIT A-2

CONVERSION/CONTINUATION NOTICE

Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower Representative”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and the Borrower Representative, each a “Borrower” and collectively the “Borrowers”) the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Pursuant to Section 2.8 of the Credit Agreement, Borrower Representative (for itself and on behalf of the other Borrowers) desires to convert or to continue the following Revolving Loans, each such conversion and/or continuation to be effective as of [mm/dd/yyyy]:

$[ , , ]	Eurodollar Rate Loans to be continued with Interest Period of month(s)

$[ , , ]	Base Rate Loans to be converted to Eurodollar Rate Loans with Interest Period of month(s)

$[ , , ]	Eurodollar Rate Loans to be converted to Base Rate Loans

Except in the case of a conversion to Base Rate Loans, Borrower Representative (for itself and on behalf of the other Borrowers) hereby certifies that as of the date hereof, no event has occurred and is continuing or would result from the consummation of the conversion and/or continuation contemplated hereby that would constitute an Event of Default or a Default.

Date: [mm/dd/yyyy]	DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

A-2-1

EXHIBIT A-3

ISSUANCE NOTICE

Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”‘), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower Representative”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and the Borrower Representative, each a “Borrower” and collectively the “Borrowers”) the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Pursuant to Section 2.3(b) of the Credit Agreement, Borrower Representative (for itself and on behalf of the other Borrowers) desires a Letter of Credit to be issued in accordance with the terms and conditions of the Credit Agreement on [mm/dd/yyyy] (the “Credit Date”) in an aggregate face amount of $[    ,    ,    ].

Attached hereto for each such Letter of Credit are the following:

(i) the stated amount of such Letter of Credit;

(ii) the name and address of the beneficiary;

(iii) the expiration date; and

(iv) either (a) the verbatim text of such proposed Letter of Credit, or (b) a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Bank to make payment under such Letter of Credit.

Borrower Representative (for itself and on behalf of the other Borrowers) hereby certifies that:

(i) the Credit Extension requested herein complies with the provisions of Section 2.3; and

(ii) the conditions specified in Section 3.2 have been satisfied on and as of the Credit Date.

Date: [mm/dd/yyyy]	DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

A-3-1

EXHIBIT B-l

REVOLVING LOAN NOTE

$[Lender’s Revolving Loan Commitment]
[ ], 2007	New York, New York

FOR VALUE RECEIVED, the undersigned (individually a “Borrower” and collectively, the “Borrowers”), promises to pay [NAME OF LENDER] (“Payee”) or its registered assigns, on or before the Revolving Loan Commitment Termination Date, the lesser of (a) [AMOUNT] DOLLARS ($[  ,  ,  ]) and (b) the unpaid principal amount of all advances made by Payee to the Borrowers as Revolving Loans under the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation, Douglas Dynamics, L.L.C., a Delaware limited liability company, Fisher, LLC, a Delaware limited liability company, Douglas Dynamics Finance Company, a Delaware corporation, the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

This Revolving Loan Note (this “Note”) is one of the “Revolving Loan Notes” issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, the Borrowers, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Borrowers hereunder with respect to payments of principal of or interest on this Note.

This Note is subject to mandatory prepayment and to prepayment at the option of the Borrowers, each as provided in the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Whenever in this Note reference is made to Administrative Agent, Payee or the Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon the Borrowers and their successors and assigns, and shall inure to the benefit of Payee and its successors and assigns.

B-1-1

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of the Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Borrowers promise to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. The Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

[Signature page follows]

B-1-2

IN WITNESS WHEREOF, the Borrowers have caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

BORROWERS:

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

DOUGLAS DYNAMICS FINANCE COMPANY

By:
Name:
Title:

FISHER, LLC

By:
Name:
Title:

B-1-3

TRANSACTIONS ON
REVOLVING LOAN NOTE

Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-1-4

EXHIBIT B-2

SWING LINE NOTE

$[Lender’s Commitment]
[ ], 2007	New York, New York

FOR VALUE RECEIVED, the undersigned (individually a “Borrower” and collectively, the “Borrowers”), promises to pay to [NAME OF LENDER] as Swing Line Lender (“Payee”), on or before the Revolving Loan Commitment Termination Date, the lesser of (a) [AMOUNT] DOLLARS ($[  ,  ,  ]) and (b) the unpaid principal amount of all advances made by Payee to the Borrowers as Swing Line Loans under the Credit and Guaranty Agreement, dated as of May 21,2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation, Douglas Dynamics, L.L.C., a Delaware limited liability company, Fisher, LLC, a Delaware limited liability company, Douglas Dynamics Finance Company, a Delaware corporation, the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

This Swing Line Note (this “Note”) is the “Swing Line Note” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Swing Line Lender or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

This Note is subject to mandatory prepayment and to prepayment at the option of the Borrowers, each as provided in the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of the Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Borrowers promise to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. The Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

[Signature page follows]

B-2-1

IN WITNESS WHEREOF, the Borrowers have caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

DOUGLAS DYNAMICS FINANCE COMPANY

By:
Name:
Title:

FISHER, LLC

By:
Name:
Title:

B-2-2

TRANSACTIONS ON
SWING LINE NOTE

Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-2-3

EXHIBIT C

COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1.  I am the Chief Financial Officer of Douglas Dynamics, L.L.C. (the “Company” or the “Borrower Representative”).

2.  I have reviewed the terms of that certain Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), the Company, Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and the Borrower Representative, each a “Borrower” and collectively the “Borrowers”) the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”), and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Holdings and its Subsidiaries during the accounting period covered by the attached financial statements.

3.  The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which the Company or any of its Subsidiaries has taken, is taking, or proposes to take with respect to each such condition or event.

The foregoing certifications, together with the computations set forth in the Annex A hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered [mm/dd/yyyy] pursuant to Section 5.1(d) or 5.1(i) of the Credit Agreement or in connection with the making of a Permitted Acquisition under the Credit Agreement.

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

ANNEX A TO
COMPLIANCE CERTIFICATE

FOR THE FISCAL [QUARTER] [YEAR] ENDING [mm/dd/yyyy]

This Annex A is attached to and made part of a Compliance Certificate dated as of [mm/dd/yyyy] and pertains to the period [mm/dd/yyyy] to [mm/dd/yyyy]. Subsection references herein relate to subsections of the Credit Agreement.

1. Consolidated Adjusted EBITDA:		(i) + (ii)(1) - (iii)(2) =	$	[ , , ]

(i)	Consolidated Net Income:		$	[ , , ]

(ii)	(a)	Consolidated Interest Expense and non-Cash interest expense:	$	[ , , ]

	(b)	provisions for taxes based on income:	$	[ , , ]

	(c)	total depreciation expense:	$	[ , , ]

	(d)	total amortization expense: (3)	$	[ , , ]

	(e)	non-cash impairment charges:	$	[ , , ]

(f)

non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Company and its Subsidiaries pursuant to a written incentive plan or agreement:

			$	[ , , ]

	(g)	other non-Cash items that are unusual or otherwise non-recurring items:	$	[ , , ]

	(h)	expenses for fees under the Management Services Agreement:	$	[ , , ]

	(i)	any extraordinary losses and non-recurring charges during any period:(4)	$	[ , , ]

	(j)	restructuring charges or reserves:(5)	$	[ , , ]

	(k)	any transaction costs incurred in connection with the issuance of Securities or any refinancing transaction, in each case whether or not such transaction is consummated:	$	[ , , ]

(1)           Without duplication to the extent deducted in the calculation of Consolidated Net Income for such period.

(2)           Without duplication.

(3)           Including amortization of goodwill, other intangibles, and financing fees and expenses.

(4)                                  Including severance, relocations costs, one-time compensation charges and losses or charges associated with Interest Rate Agreements.

(5)           Including costs related to closure of Facilities.

	(l) any fees and expenses related to any Permitted Acquisitions	$	[ , , ]

(iii)	(a) non-Cash items increasing Consolidated Net Income for such period that are unusual or otherwise non-recurring items:	$	[ , , ]

(b)

cash payments made during such period reducing reserves or liabilities for accruals made in prior periods but only to the extent such reserves or accruals were added back to “Consolidated Adjusted EBITDA” in a prior period pursuant to clauses (ii)(f) or (ii)(g) above:

		$	[ , , ]

	(c) Restricted Payments made during such period to Holdings pursuant to Section 6.5(c)(i):	$	[ , , ]

2. Consolidated Capital Expenditures:		$	[ , , ]

The aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries. (6)

	Maximum: (7)	$	[ , , ]

3. Consolidated Fixed Charges: (i) + (ii) + (iii) + (iv) + (v) = (8)		$	[ , , ]

(i)	Consolidated Interest Expense:	$	[ , , ]

(ii)	scheduled payments of principal on Consolidated Total Debt:	$	[ , , ]

(iii)	Consolidated Capital Expenditures: (9)	$	[ , , ]

(iv)	the portion of taxes based on income actually paid in cash during such period by the Company or any of its Subsidiaries whether for such period or any other period:	$	[ , , ]

(v)	Restricted Payments permitted under Section 6.5(c)(iii) of the Credit Agreement and which are paid in cash during such period:	$	[ , , ]

6. Consolidated Interest Expense: (i) - (ii) =		$	[ , , ]

(6)                                 Excluding expenditures constituting the purchase price for Permitted Acquisitions and amounts constituting Net Asset Sale Proceeds and Net Insurance/Condemnation Proceeds which are reinvested in the business of Company and its Subsidiaries in accordance with Section 2.13(a) or Section 2.13(b) of the Credit Agreement, respectively, by the Company and its Subsidiaries during such period.

(7)           Maximum for calendar year.

(8)           Without duplication.

(9)                                 Other than those financed with secured Indebtedness permitted by Sections 6.1 and 6.2 of the Credit Agreement.

(i)            total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) payable in cash of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements: (10)

			$	[ , , ]

(ii) the aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash:			$	[ , , ]

7. Consolidated Net Income: (i) - (ii) =			$	[ , , ]

(i)	the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP:		$	[ , , ]

(ii)	(a)

the income (or loss) of any Person (other than a Subsidiary of the Company) in which any other Person (other than the Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period:

			$	[ , , ]

(b)

the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or that Person’s assets are acquired by the Company or any of its Subsidiaries:

			$	[ , , ]

(c)

the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary:

			$	[ , , ]

	(d)	any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan:	$	[ , , ]

	(e)	to the extent not included in items (a) through (d) above, any net extraordinary gains or net extraordinary losses:	$	[ , , ]

8. Consolidated Total Debt:			$	[ , , ]

The aggregate stated balance sheet amount of all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis

(10)                            Excluding any amounts referred to in Section 2.10(d) of the Credit Agreement payable on or before the Closing Date and amounts with respect to the termination of Interest Rate Agreements entered into within 90 days of the Closing Date.

in accordance with GAAP; provided, that the amount of revolving Indebtedness to be included at the date of determination shall be equal to the average of the balances of such revolving Indebtedness as of the end of each of the prior four calendar quarters: (11)

			$	[ , , ]

9. Fixed Charge Coverage Ratio: (12) (i)/(ii) =

(i)	Consolidated Adjusted EBITDA for the 12 months then ended:		$	[ , , ]

(ii)	Consolidated Fixed Charges for such 12 month period:		$	[ , , ]

		Actual:	. :1.00
		Required:(13)	1.00:1.00

10. Leverage Ratio: (14), (15) (i)/(ii) =

(i)	Consolidated Total Debt less unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries as of such day in excess of $1,000,000:		$	[ , , ]

(ii)	Consolidated Adjusted EBITDA for the four-Fiscal Quarter period then ended:		$	[ , , ]
		Actual:	. :1.00
		Required:	. :1.00

(11)                           Except that with respect to the first four calendar quarters after the Closing Date, the amount of revolving Indebtedness to be included shall be based on the average of the quarter end balances from the Closing Date through the date of determination.

(12)         Calculated as of the last day of any month.

(13)         If a Liquidity Event then exists.

(14)         Calculated as of the last day of any 12 month period.

(15)         For purposes of determining the unsecured debt basket pursuant to Section 6.1(k).

EXHIBIT D

OPINION OF COUNSEL FOR CREDIT PARTIES

D-1

EXHIBIT E

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [NAME OF ASSIGNOR] (the “Assignor”‘) and [NAME OF ASSIGNEE] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including to the extent included in any such Loans and Letters of Credit) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Credit Agreement, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate/Related Fund/Sponsor/Fund affiliated with Sponsor(1)]

3.	Borrower(s):	Douglas Dynamics, L.L.C.

4.	Administrative Agent:	Credit Suisse, acting through its Cayman Islands Branch, as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The Credit and Guaranty Agreement, dated as of May 21, 2007, by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C, a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower Representative”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and the Borrower Representative, each a “Borrower” and collectively the “Borrowers”) the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”)

(1)                                  Select as applicable.

6.                                       Assigned Revolving Loan Commitment:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans(2)
$	$		%
$	$		%
$	$		%

Effective Date:                       , 20   [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

7.                                       Notice and Wire Instructions:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

Notices:	Notices:

Attention:	Attention:
Telecopier:	Telecopier:

with a copy to:	with a copy to:

Attention:	Attention:
Telecopier:	Telecopier:

Wire Instructions:	Wire Instructions:

(2)                                  Set forth, to at least 9 decimal places, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR:
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE:
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and](3) Accepted:

CREDIT SUISSE,
acting through its Cayman Islands Branch,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Consented to by Borrower Representative:](4)

DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title:

(3)                                  If required pursuant to Section 10.6(c) of the Credit Agreement.

(4)                                  If required pursuant to Section 10.6(c) of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

1.                                       Representations and Warranties.

1.1                   Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Credit Documents”), or any collateral thereunder, (iii) the financial condition of Holdings, the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings, the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2                   Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2.                                       Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3.                                       Post-Default. After the occurrence and during the continuation of an Event of Default, the Company may identify, by written to notice to the Administrative Agent (and the Administrative Agent shall promptly notify the Lenders), up to two banks, financial institutions or other entities who shall not be permitted to be an Eligible Assignee during the continuation of such Event of Default.

4.                                       General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

EXHIBIT F

CERTIFICATE RE: NON-BANK STATUS

Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower Representative”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and the Borrower Representative, each a “Borrower” and collectively the “Borrowers”) the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Pursuant to Section 2.19(c) of the Credit Agreement, the undersigned hereby certifies that it is not a “bank” or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended. Attached hereto are two original copies of Internal Revenue Service Form W-8 (or its successor form) properly completed and duly executed.

[NAME OF LENDER]

By:
Name:
Title:

F-1

EXHIBIT G

SOLVENCY CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1.  I am the Chief Financial Officer of Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”) and Douglas Dynamics, L.L.C., a Delaware limited liability company (the “Company” or the “Borrower Representative”).

2.  Reference is made to the Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Holdings, the Company, Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and the Borrower Representative, each a “Borrower” and collectively the “Borrowers”) the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

3.  I have reviewed the terms of Sections 3 and 4 of the Credit Agreement and the definitions and provisions contained in the Credit Agreement relating thereto, and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

4.  Based upon my review and examination described in paragraph 3 above, I certify, solely in my capacity as the chief financial officer of Holdings and Company, that, as of the date hereof, after giving effect to the incurrence of the Obligations under the Credit Documents, the borrowings under the Term Loan Facility and the other transactions contemplated by the Credit Documents, (a) Holdings and its Subsidiaries (on a consolidated basis) are and will be Solvent and (b) each Borrower is and will be Solvent.

The foregoing certifications are made and delivered as of [   ], 2007.

DOUGLAS DYNAMICS HOLDINGS, INC. DOUGLAS DYNAMICS, L.L.C.

By:
Name:
Title: Chief Financial Officer

G-1

EXHIBIT H

COUNTERPART AGREEMENT

This COUNTERPART AGREEMENT, dated [mm/dd/yyyy] (this “Counterpart Agreement”), is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of May 21, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, or otherwise renewed, refinanced or replaced from time to time (including subsequent or successive renewals, refinancings or replacements, and pursuant to one or more agreements or facilities), the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (“Holdings”), Douglas Dynamics, L.L.C., a Delaware limited liability company and a direct wholly-owned Subsidiary of Holdings (the “Company” or the “Borrower Representative”), Fisher, LLC, a Delaware limited liability company (“Fisher”) and Douglas Dynamics Finance Company, a Delaware corporation (“DD Finance,” and together with Fisher and the Borrower Representative, each a “Borrower” and collectively the “Borrowers”) the banks and financial institutions having Revolving Loan Commitments or listed on the signature pages thereof (together with their respective successors and assigns, each individually referred to herein as a “Lender” and collectively as “Lenders”), Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and JPMorgan Chase Bank, N.A., as collateral agent for the Lenders (in such capacity, “Collateral Agent”).

Section 1. Pursuant to Section 5.10 of the Credit Agreement, the undersigned hereby:

(a)                                  agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

(b)                                 represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;

(c)                                  no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default;

(d)                                 irrevocably and unconditionally guarantees the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Section 7 of the Credit Agreement; and

(e)                                  (i) agrees that this Counterpart Agreement may be attached to the Pledge and Security Agreement, (ii) agrees that the undersigned will comply with all the terms and conditions of the Pledge and Security Agreement as if it were an original signatory thereto, (iii) grants to Secured Parties (as such term is defined in the Pledge and Security Agreement) a security interest in all of the undersigned’s right, title and interest in, to and under all personal property, subject to the limited exclusions set forth in Section 2.3 of the Pledge and Security Agreement, of the undersigned including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (as each of the following is defined in the Pledge and Security Agreement and all of which being hereinafter collectively referred to as the “Collateral”): Accounts; Chattel Paper; Documents; General Intangibles; Goods; Instruments; Insurance; Intellectual Property; Investment Related Property; Letter of Credit Rights; Money; Receivables and Receivable Records; Commercial Tort Claims; to the extent not otherwise included in the foregoing, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and to the extent not otherwise included in the foregoing, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing, and (iv) delivers to Collateral Agent supplements to all schedules attached to the Pledge and Security Agreement. All such Collateral shall be deemed to be part of the “Collateral” and hereafter subject to each of the terms and conditions of the Pledge and Security Agreement.

Section 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Counterpart Agreement. Neither this Counterpart Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Counterpart Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Counterpart Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS COUNTERPART AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Address for Notices:

Attention:
Telecopier

with a copy to:

Attention:
Telecopier

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

CREDIT SUISSE,
acting through its Cayman Islands Branch,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

JPMorgan Chase Bank, N.A.,
as Collateral Agent

By:
Name:
Title:

EXHIBIT I

PLEDGE AND SECURITY AGREEMENT

I-1

EXHIBIT J

MORTGAGE

J-1

EXHIBIT K

RESTRICTED PAYMENT CERTIFICATE

All calculations under this certificate shall be for the period commencing on the first day of the first full Fiscal Quarter after the Closing Date through and including the last full Fiscal Quarter (taken as one accounting period) preceding the date of determination.

I.	Restricted Payment EBITDA

(a)	Consolidated Adjusted EBITDA	$

	(i) to the extent deducted in the calculation of Consolidated Net Income for such period, all losses which are non-recurring:	$

	(ii) to the extent deducted in the calculation of Consolidated Net Income for such period, interest attributable to Attributable Indebtedness:	$

(iii)

to the extent deducted in the calculation of Consolidated Net Income for such period, the amount of all dividends accrued or payable (whether or not in cash) by the Company or any of its Subsidiaries in respect of preferred stock (other than (A) dividends on Capital Stock (other than Disqualified Capital Stock) of the Company or such Subsidiary payable solely in Capital Stock (other than Disqualified Capital Stock) of the Company or such Subsidiary, as applicable, and (B) by Subsidiaries of the Company to the Company or its wholly-owned Subsidiaries):

$

(b)	Sum of Items (i) thru (iii) above:	$

(c)	Aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash to the extent reducing Consolidated Adjusted EBITDA:	$

(d)

All gains which are non-recurring (including any gain from the issuance or sale of any Capital Stock) to the extent included in the calculation of Consolidated Net Income for such period, without duplication:

$

(e)	Sum of Items, without duplication, (a), (b) and (c):	$

Restricted Payment EBITDA (Item (e) minus Item (d)):		$

II.	Cumulative Interest Expense

(a)

Interest expensed or capitalized, paid, accrued, or scheduled to be paid or accrued (including, in accordance with the following sentence, interest attributable to Capital Leases and Attributable Indebtedness) of the Company and its Subsidiaries, including (I) amortization of debt issuance costs, original issue discount, debt discounts or premium and other financing fees and expenses and non-cash interest payments or accruals on any Indebtedness, (II) the interest portion of all deferred payment obligations of the Company and its Subsidiaries, and (III) all commissions, discounts and other fees and charges owed by the Company and its Subsidiaries with respect to bankers’ acceptances and letters of credit financings and Hedge Agreements:

$

(b)	All cash dividends paid by the Company or any of its Subsidiaries in respect of preferred stock (other than by Subsidiaries of the Company to the Company or its wholly owned Subsidiaries):	$

Cumulative Interest Expense (the aggregate amount (without duplication and determined in each case in accordance with GAAP) of Items (a) and (b)):		$

III.	Restricted Payment Amount

(a)	Restricted Payment EBITDA:	$

(b)	product of 2.0 multiplied by Cumulative Interest Expense:	$

(c)	Item (a) minus Item (b):(20)	$

(d)	100% of the aggregate net cash proceeds received by the Company from a capital contribution or sale of Capital Stock to Holdings after the Closing Date:	$

(e)

An amount equal to the net amounts received in respect of Investments made under Section 6.7(1) or 6.7(m) of the Credit Agreement in any Person resulting from cash distributions on or cash repayments of any Investments, including payments of interest on Indebtedness, dividends, repayments of loans or advances, or other distributions or other transfers of assets, in each case to Company, DD Finance, Fisher or any of their respective Subsidiaries or from the net cash proceeds from the sale of any such Investment, not to exceed, in each case, the amount of Investments previously made by Company, DD Finance, Fisher or any of their respective Subsidiaries in such Person, less the cost of disposition (and excluding Investments in Subsidiaries):(21)

$

(f)	Sum of Items (c) through (e) above:	$

(g)	Aggregate amount of Restricted Payments made pursuant to Sections 6.5(a)(ii) and 6.5(c)(iv) of the Credit Agreement:	$

(h)	Amounts required to be applied to prepay Loans pursuant to Section 2.13(c) of the Credit Agreement:	$

(i)	(without duplication) amounts applied or utilized pursuant to Section 6.5(d), Section 6.5(f), Section 6.7(1), Section 6.7(m) or Section 6.16(c) of the Credit Agreement:

(j)	Sum of Items (g) through (i):	$

Restricted Payment Amount (Item (f) minus Item (j)):(22)		$

(20)         Not to be less than zero.

(21)                           Except in each case, in order to avoid duplication, to the extent any such payment or proceeds have been included in the calculation of Restricted Payment EBITDA.

(22)                           For purposes of this definition, (i) the amount of any payment or Investment made or returned hereunder, if other than in cash, shall be the fair market value thereof, as determined in the good faith reasonable judgment of the board of directors of the Company (or similar governing body) for such payments or Investments with a value in excess of $1.0 million, and otherwise by an executive officer of the Company at the time made or returned, as applicable, (ii) interest with respect to Capital Leases shall be deemed to accrue at an interest rate reasonably determined in good faith by the Company to be the rate of interest implicit in such Capital Lease in accordance with GAAP and (iii) interest expense attributable to any Indebtedness represented by the guarantee by the Company or any of its Subsidiaries of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

EXHIBIT L

BORROWING BASE CERTIFICATE

L-1

EXHIBIT M

FORM OF COLLATERAL ACCESS AGREEMENT

LANDLORD’S LIEN WAIVER, COLLATERAL ACCESS AGREEMENT AND CONSENT

THIS LANDLORD’S LIEN WAIVER, COLLATERAL ACCESS AGREEMENT AND CONSENT (the “Agreement”) is made and entered into as of                              2007 by and among (i)                                     , having an office at                                               (“Landlord”), (ii) Credit Suisse, Cayman Islands Branch, having an office at Eleven Madison Avenue, OMA-2, New York, New York 10010, as collateral agent (in such capacity, the “Term Collateral Agent”) pursuant to that certain Credit and Guaranty Agreement dated as of May 21, 2007 (the “Term Credit Agreement”), and (iii) JPMorgan Chase Bank, N.A., having an office at 111 East Wisconsin Ave., Floor 15, Milwaukee, WI 53202-4815, as collateral agent (in such capacity the “ABL Collateral Agent” and together with the Term Collateral Agent, hereinafter the “Collateral Agents”) pursuant to that certain Credit and Guaranty Agreement dated as of May 21, 2007 (the “ABL Credit Agreement,” and together with the Term Credit Agreement, hereinafter the “Credit Agreements”), for the benefit of the Secured Parties under the Credit Agreements. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreements.

R E C I T A L S:

A.            Landlord is the record title holder and owner of the real property located at                                                  (the “Real Property”).

B.             Landlord has leased all or a portion of the Real Property (the “Leased Premises”) to [                          ] (“Lessee”) pursuant to a certain lease agreement or agreements described in Schedule A attached hereto (collectively, and as amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”).

C.             Lessee, a [                                     ] [                      ], the Collateral Agents, and the other Secured Parties party thereto, among others, [are entering] [have entered] into the Credit Agreements, pursuant to which the Lenders have agreed to make certain loans to, among others, the Lessee (collectively, the “Loans”). As security for the payment and performance of Lessee’s Obligations under the Credit Agreements and the other documents evidencing and securing the Loans (collectively, the “Loan Documents”), the Collateral Agents (for its benefit and the benefit of the Secured Parties) have or will acquire a security interest in and lien upon all of Lessee’s personal property, inventory, accounts, goods, machinery, equipment, furniture and fixtures (together with all additions, substitutions, replacements and improvements to, and proceeds of, the foregoing, collectively, the “Personal Property”).

D.            Collateral Agents have requested that Landlord execute this Agreement as a condition precedent [to the making of the Loans under the Credit Agreements] [to the continued effectiveness of the Credit Agreements].

AGREEMENT:

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby represents, warrants and agrees in favor of Collateral Agents, as follows:

1.                             Landlord hereby waives and releases unto Collateral Agents (i) any contractual landlord’s lien and any other landlord’s lien which it may be entitled to at law or in equity against any Personal Property, (ii)

any and all rights granted by or under any present or future laws to levy or distrain for rent or any other charges which may be due to the Landlord against the Personal Property and (iii) any and all claims, liens and demands of every kind which it has or may hereafter have against the Personal Property (including, without limitation, any right to include the Personal Property in any secured financing Landlord may become party to). Landlord acknowledges that the Personal Property is and will remain personal property and not fixtures even though it may be affixed to or placed on the Real Property.

2.                             Landlord certifies that (i) the Lease is in full force and effect, (ii) no notice of de- fault has been given under or in connection with the Lease which has not been cured, and Landlord has no knowledge of any occurrence of any other default under or in connection with the Lease, and (iii) Lessee is in possession of the Leased Premises.

3.                             Landlord agrees that Collateral Agents have the right to remove the Personal Property from the Leased Premises at any time prior to the occurrence of a default under the Lease and, after the occurrence of such a default, the Collateral Agents shall give prior notice to Landlord and shall thereafter have a reasonable period of time, not to exceed one hundred twenty (120) days, in which to repossess and/or dispose of the Collateral from the Leased Premises; provided, however, that such 120-day period will be tolled during any period in which the Collateral Agents have been stayed from taking action to remove the Collateral in any bankruptcy, insolvency or similar proceeding, and the Collateral Agents shall have an additional period of time thereafter, not to exceed 120 days in the aggregate, in which to repossess and/or dispose of the Collateral from the Leased Premises; provided further that, at Landlord’s option, Collateral Agents, at their expense, shall repair any damage arising from such removal or reimburse to the Landlord the cost of repairing such damage. Landlord agrees that it will (i) cooperate with the Collateral Agents in gaining access to the Leased Premises for the purpose of repossessing said Collateral and/or assembling and storing the Collateral and (ii) permit the Collateral Agents, any such other person (including the Lessee) or their respective agents or nominees, to sell, lease, dispose of or liquidate any such Collateral on the Leased Premises in a manner reasonably designed to minimize any interference with any other of Landlord’s tenants; provided, however, that Collateral Agents shall pay rent on a per diem basis for the period of time the Collateral Agents remain on the Leased Premises, in an amount equal to the monthly base rent set forth in the Lease (excluding any late fees, charges, assessments or similar sums). Landlord further agrees that, during the foregoing period Landlord will not (x) remove any of the Personal Property from the Leased Premises or (y) hinder Collateral Agents’ actions in removing Personal Property from the Leased Premises or Collateral Agents’ actions in otherwise enforcing its security interest in the Personal Property. Collateral Agents shall not be liable for any diminution in value of the Leased Premises caused by the absence of Personal Property actually removed or by the need to replace the Personal Property after such removal. Landlord acknowledges that Collateral Agents shall have no obligation to remove the Personal Property from the Leased Premises.

4.                             Landlord acknowledges and agrees that Lessee’s granting of a security interest in the Personal Property in favor of the Collateral Agents (for its benefit and the benefit of the Secured Parties) shall not constitute a default under the Lease nor permit Landlord to terminate the Lease or re-enter or repossess the Leased Premises or otherwise be the basis for the exercise of any remedy by Landlord and Landlord hereby expressly consents to the granting of such security interest.

5.                             Notwithstanding anything to the contrary contained in this Agreement or the Lease, in the event of a default by Lessee under the Lease, Landlord agrees that (i) it shall provide to Collateral Agents, at the address set forth in the introductory paragraph hereof, a copy of any notice of default delivered to Lessee under the Lease and, if Collateral Agents so elect, an opportunity to cure such default of the lease, and (ii) it shall not exercise any of its remedies against Lessee provided in favor of Landlord under the Lease or at law or in equity until, in the case of a monetary default, the date which is 30 days after the date the Landlord delivers written notice of such monetary default to Collateral Agents, and in the case of a non-monetary default, the date which is 45 days after the date the Landlord delivers written notice of such non-monetary default to Lessee; provided, however, if such non-monetary default by its nature cannot reasonably be cured by Collateral Agents within such 45-day period, the Collateral Agents shall have such additional period of time as may be reasonably necessary to cure such non-monetary default, so long as Lender commences such curative measures within such 45-day period and thereafter proceeds diligently to complete such curative measures. If Collateral Agents or Lessee or any other Person cures any such default, then Landlord shall rescind the notice of default.

6.                             The terms and provisions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of Landlord (including, without limitation, any successor owner of the Real Property) and Collateral Agents. Landlord will disclose the terms and conditions of this Agreement to any purchaser or successor to Landlord’s interest in the Leased Premises.

7.                             All notices to any party hereto under this Agreement shall be in writing and sent to such party at its respective address set forth above (or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 9) by certified mail, postage prepaid, return receipt requested or by overnight delivery service.

8.                             The provisions of this Agreement shall continue in effect until Landlord shall have received Collateral Agents’ written certification that the Loans have been paid in full and all of Borrowers’ other Obligations under the Credit Agreements and the other Loan Documents have been satisfied.

9.                             THE INTERPRETATION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

IN WITNESS WHEREOF, Landlord and Collateral Agents have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

,
as Landlord

By:
Name:
Title:

CREDIT SUISSE,
as Term Collateral Agent

By:
Name:
Title:

JPMorgan Chase Bank, N.A.,
as ABL Collateral Agent

By:
Name:
Title:

Schedule A

Description of Leases

Location/Property
Lessor	Lessee	Dated	Modification	Address

EXHIBIT N

INTERCREDITOR AGREEMENT

N-1

EXHIBIT O

FIXED CHARGE COVERAGE COMPLIANCE CERTIFICATE

All calculations under this certificate shall be for the 12 month period preceding the date of determination, which shall be the last day of any month.

I.	Consolidated Interest Expense

(a)

total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) payable in cash of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements: (1)

$

(b)	the aggregate amount of interest income of the Company and its Subsidiaries during such period paid in cash		$

Consolidated Interest Expense (Item (a) minus Item (b))			$

II.	Consolidated Adjusted EBITDA

(a)	Consolidated Net Income:		$

	(i)	Consolidated Interest Expense and non-Cash interest expense	$

	(ii)	provisions for taxes based on income	$

	(iii)	total depreciation expense	$

	(iv)	total amortization expense (2)	$

	(v)	non-cash impairment charges	$

(vi)

non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Company and its Subsidiaries pursuant to a written incentive plan or agreement

$

	(vii)	other non-Cash items that are unusual or otherwise non-recurring items	$

	(viii)	expenses for fees under the Management Services Agreement	$

	(ix)	any extraordinary losses and non-recurring charges during any period(3)	$

	(x)	restructuring charges or reserves (4)	$

(1)                                  Excluding any amounts referred to in Section 2.10(d) of the Credit Agreement payable on or before the Closing Date and amounts with respect to the termination of Interest Rate Agreements entered into within 90 days of the Closing Date.

(2)                                  Including amortization of goodwill, other intangibles, and financing fees and expenses.

(3)                                  Including severance, relocation costs, one-time compensation charges and losses or charges associated with Interest Rate Agreements.

(4)                                  Including costs related to closure of Facilities.

	(xi)	any transaction costs incurred in connection with the issuance of Securities or any refinancing transaction, in each case whether or not such transaction is consummated	$

	(xii)	any fees and expenses related to any Permitted Acquisitions	$

	(xiii)	the Financial Performance Covenant Cure Amount	$

(b)	Sum of Items (i) thru (xiii)		$

	(i)	non-Cash items increasing Consolidated Net Income for such period that are unusual or otherwise non-recurring items	$

(ii)

cash payments made during such period reducing reserves or liabilities for accruals made in prior periods but only to the extent such reserves or accruals were added back to “Consolidated Adjusted EBITDA” in a prior period pursuant to clauses (vi) or (vii) above

$

	(iii)	Restricted Payments made during such period to Holdings pursuant to Section 6.5(c)(i)	$

(c)	Sum of Items (i) thru (iii)		$

(d)	Sum of Item (a) and (b)(5)		$

Consolidated Adjusted EBITDA (Item (d) minus Item (c)(6)):			$

III.	Consolidated Fixed Charges

(a)	Consolidated Interest Expense		$

(b)	scheduled payments of principal on Consolidated Total Debt		$

(c)	Consolidated Capital Expenditures(7)		$

(d)	the portion of taxes based on income actually paid in cash during such period by the Company or any of its Subsidiaries whether for such period or any other period		$

(e)	Restricted Payments permitted under Section 6.5(c)(iii) of the Credit Agreement and which are paid in cash during such period		$

Consolidated Fixed Charges (Sum of Items (a)-(e)(8))			$

(5)                                  Without duplication to the extent deducted in the calculation of Consolidated Net Income for such period.

(6)                                  Without duplication.

(7)                                  The aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries (other than those financed with secured Indebtedness permitted by Section 6.1 of the Credit Agreement or made or incurred pursuant to Section 6.8(b)(ii) of the Credit Agreement).

(8)                                  Without duplication.

IV.	Fixed Charge Coverage Ratio

(a)	Consolidated Adjusted EBITDA	$

(b)	Consolidated Fixed Charges	$

Fixed Charge Coverage Ratio (Item (a) divided by Item (b))		. :1.00

Schedule 4.1
(Organization and Capital Structure)

	Type of	Jurisdiction of
Full Legal Name	Organization	Organization	Capital Structure
Douglas Dynamics Holdings, Inc.	corporation	Delaware	1,000,000 shares of Common Stock 1 share is designated Series B Preferred Stock and 1 share is designated Series C Preferred Stock

Douglas Dynamics, L.L.C.	limited liability company	Delaware	Percentage Interest of limited liability company units

Douglas Dynamics Finance Company	corporation	Delaware	1,000 shares of Common Stock

Fisher, LLC	limited liability company	Delaware	Percentage Interest of limited liability company units

Schedule 4.2

(Capital Stock and Ownership)

[as of May   , 2007]

Entity	Capital Structure	Ownership

Douglas Dynamics Holdings, Inc.	1,000,000 shares of Common Stock; 606,656 shares issued and outstanding

Douglas Dynamics Holdings, LLC (50.19%)

Ares Corporate Opportunities Fund, L.P. (32.97%)

General Electric Pension Trust (15.25%)

The remaining stockholders own 1.58% in the aggregate (with each owning less than 0.40% individually).

	1 share is designated Series B Preferred Stock; 1 share of Series B Preferred Stock issued and outstanding	Douglas Dynamics Holdings, LLC (100%)

	1 share is designated Series C Preferred Stock; 1 share of Series C Preferred Stock issued and outstanding	Ares Corporate Opportunities Fund, L.P. (100%)

Douglas Dynamics, L.L.C.	Percentage Interest of limited liability company units	Douglas Dynamics Holdings, Inc. (100%)

Douglas Dynamics Finance Company	1,000 shares of Common Stock	Douglas Dynamics, L.L.C. (100%)

Fisher, LLC	Percentage Interest of limited liability company units	Douglas Dynamics, L.L.C. (100%)

Existence of existing option, warrant, call, right, commitment or other like agreement:

Douglas Dynamics Holdings, Inc.

Grantees (as a group)	Number of Awards Granted

Douglas Management	58,215 options to acquire common stock 8,070 deferred stock units

Douglas Independent Directors	4,124 options to acquire common stock

Aurora Advisors	1,500 options to acquire common stock

Ares Advisors	857 options to acquire common stock

*Note: Approximately 7,800 options to acquire common stock have been reserved for members of Douglas management, but have not been allocated/issued.

Douglas Dynamics, L.L.C.

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.9
(Material Adverse Changes)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.11
(Adverse Proceedings)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

The inclusion of these items on this schedule is not an admission by the Borrower that these items represent a Material Adverse Effect or that such disclosure was required to be set forth as an exception to this representation.

Bjork, David (Case number MICV2005-01131, filed in Massachusetts Superior Court)

•                 This is a personal injury case with a date of loss of December 16, 2002. Amount of damages is unspecified, and the Company has not reserved any amount with respect to this matter.

D’Angelo, Amy (Case number 98-3281, filed in New York)

•                 This is a personal injury case with a date of loss of February 4, 1998. Plaintiff is seeking $10,000,000 in damages, and the Company has reserved $25,000 with respect to this matter.

Employment and labor-related claims are listed in Schedule 4.18.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None

Schedule 4.13

(Real Estate Assets)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

4.13(i)

915 Riverview Drive

Johnson City, TN

7777 N. 73rd Street

Milwaukee, WI

50 Gordon Drive

Rockland, ME

4.13(ii)

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.14

(Environmental Matters)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.18

(Employee Matters)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

None.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.19

(Employee Benefit Plans)

Douglas Dynamics Holdings, Inc.

None.

Douglas Dynamics, L.L.C.

Retired/Former Employee Benefit Plans

Douglas Dynamics L.L.C. Insurance Coverage Policy for Retirees, as revised December 31, 2003.

Funding of Pension Plans

As of December 31, 2006, the present value of the aggregate benefit liabilities under the Douglas Dynamics LLC Salaried Pension Plan and the Douglas Dynamics LLC Pension Plan for Hourly Employees exceeded the aggregate current value of the assets under such plans by approximately $5.1 million.

Douglas Dynamics Finance Company

None.

Fisher, LLC

None.

Schedule 4.22

(Certain Existing Liens)

See Schedule 6.2.

Schedule 4.24

(Deposit Accounts)

Description	Bank Account Number	Loan Party	Depository Institution/ Contact Information

Main Operating Account, Concentration Account for all Controlled Disbursement Accounts, Sweep Account for Fisher and Western Lockbox		Douglas Dynamics, L.L.C.

Accounts Payable Controlled Disbursement account for all DD locations		Douglas Dynamics, L.L.C.

Flex Spending Claims Controlled Disbursement account for all DD locations		Douglas Dynamics, L.L.C.

Medical Claims Controlled Disbursement account for all DD locations		Douglas Dynamics, L.L.C.

Dental Claims Controlled Disbursement account for all DD locations		Douglas Dynamics, L.L.C.

40l(k) account		Douglas Dynamics, L.L.C.

Payroll Clearing-WI		Douglas Dynamics, L.L.C.

general account		Douglas Dynamics Holdings Inc.

general account		Douglas Dynamics Finance Company

Description	Bank Account Number	Loan Party	Depository Institution/ Contact Information

Payroll Clearing-ME		Fisher, LLC

Payroll Clearing- TN		Douglas Dynamics, L.L.C.

Schedule 6.1(f)

(Certain Indebtedness)

None.

Schedule 6.2

(Permitted Liens)

Delaware Secretary of State searched on 04/24/07. Secured Party: Hyster Credit Company, P.O. Box 27248, Tempe, AZ 85285-7248. File no. 2197519, 07/23/2002. One Hyster Model S30XM, One Hyster Model H40XM Lift Truck together with all attachments and accessories.

Delaware Secretary of State searched on 04/24/07. Secured Party: Hyster Credit Company, P.O. Box 4366, Portland, OR 97208. File no. 2200036, 07/29/2002. One Hyster Model S30XM, One Hyster Model H40XM Lift Truck together with all attachments and accessories.

Delaware Secretary of State searched on 04/24/07. Secured Party: Bystronic Inc., 185 Commerce Drive, Hauppauge, NY, 11788. File no. 6046680, 01/27/2006. One BYSTAR 4020-2 (4400 Watt) Job No. 1803.

Schedule 6.7

(Certain Investments)

None.

Schedule 6.12

(Certain Affiliate Transactions)

All transactions, including payments, in respect of the Amended and Restated Joint Management Services Agreement dated as of April 12, 2004.